UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 23, 2007

                           BOK FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)



         Oklahoma                       000-19341              73-1373454
         --------                       ---------              ----------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (918) 588-6000

                                       N/A
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 1.01 - Entry Into a Material Definitive Agreement

     On May 23, 2007, BOK Financial Corporation ("BOKF") entered into an agreement to acquire all the issued and outstanding stock of United Banks of Colorado, Inc. ("UBC") for $43 million in cash (the "Stock Purchase Agreement"). First United Bank, NA, a wholly owned subsidiary of UBC, has $173.3 million in assets and eleven banking locations in the Denver and Colorado Springs, Colorado markets. A copy of the press release announcing the Stock Purchase Agreement is attached as Exhibit 99.1 and a copy of the Stock Purchase Agreement is attached as Exhibit 99.2.

     The  foregoing  description  of the  transaction  does  not  purport  to be complete and is qualified in its entirety by the Stock Agreement which is incorporated herein by reference. The Stock Agreement has been included in this Current Report on Form 8-K to provide investors and stockholders with information regarding its terms. It is not intended to provide any other factual information about UBC or its subsidiaries. The Stock Agreement contains representations and warranties that the parties to the Stock Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in a confidential disclosure schedule that UBC delivered in connection with signing the Stock Agreement.


ITEM 9.01.  Financial Statements and Exhibits

         (d)      Exhibits

                    99.1 Text of press release dated May 23, 2007, BOK Financial to Acquire First United Bank

                    99.2 Stock   Purchase    Agreement   Among   BOK   Financial
                         Corporation, BOKF Stock Corporation Number Thirteen, United Banks of Colorado, Inc., First United Bank, NA and Baltz Family Partners, Ltd. dated May 23, 2007

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BOK FINANCIAL CORPORATION


                            By:  /s/  Steven E. Nell
                                --------------------------------
                                Steven E. Nell
                                Executive Vice President
                                Chief Financial Officer

Date:  May 23, 2007